                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 31, 2002
                                                         -----------------

                      ANNUITY AND LIFE RE (HOLDINGS), LTD.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)




      Bermuda                       0-23625                 Not Applicable
      -------                       -------                 --------------
  (State or Other                 (Commission                (IRS Employer
  Jurisdiction of                 File Number)            Identification No.)
  Incorporation)


                       Cumberland House, 1 Victoria Street
                             Hamilton, Bermuda HM 11
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (441) 296-7667
                                                           --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

     On December 31, 2002, our subsidiary, Annuity and Life Reassurance, Ltd. ("ALRE"), entered into a transaction with XL Life Ltd ("XL Life"), a subsidiary of XL Capital Ltd ("XL Capital"), pursuant to which ALRE transferred certain blocks of life reinsurance business to XL Life. The transaction enabled ALRE to reduce a substantial portion of its year-end collateral requirements under its reinsurance contracts. Under the agreement with XL Life, ALRE novated five blocks of life reinsurance business to XL Life, which in turn entered into a 50% quota share reinsurance contract with ALRE with respect to four of those blocks of business. ALRE has agreed to provide certain administrative services to XL Life in respect of the five transferred blocks of life reinsurance.

     In consideration for the novation of the five blocks of business to XL Life, ALRE received from XL Life a payment of approximately $44 million. In consideration for the 50% quota share reinsurance contract, ALRE transferred to XL Life a ceding commission of approximately $26 million. In connection with the transfer of these blocks of business, ALRE also transferred to XL Life approximately $66 million of assets and related reserve liabilities which were supporting the five blocks of reinsurance. Because the 50% quota share reinsurance contract is structured as a modified coinsurance arrangement, XL Life did not transfer any portion of the assets back to ALRE. Instead, approximately $25 million will be reflected on our Balance Sheet as Funds withheld at interest. The $66 million of assets and related reserve liabilities transferred to XL Life and the $25 million of Funds withheld at interest were calculated based upon an estimate of the amount of reserves necessary to support the five blocks of reinsurance, and are subject to a post-closing adjustment based upon the actual amount of such reserves as of December 31, 2002. The agreement with XL Life also provides that XL Life will receive an additional payment of $5 million if, during the next 18 months, we receive new capital funding of at least $35 million and our stock trades at a price at or above $5.00 per share for a period of 20 out of any 30 consecutive trading days. In addition to expenses of approximately $3 million associated with completing this transaction, we expect to record a net non-cash charge in the fourth quarter of 2002 of approximately $23 million in connection with the write down of deferred acquisition costs associated with the contracts transferred to XL Life and prepaid expenses associated with ALRE's collateral funding facility with Viva Reassurance Ltd. ("Viva"). We also incurred unusual advisory and consulting expenses in the fourth quarter of 2002 relating to our capital raising efforts. Following the consummation of the XL transaction, we expect to have approximately $120 billion of in-force life reinsurance as of December 31, 2002.

     In connection with the transaction with XL Life, ALRE terminated its collateral funding facility with Viva, which had provided ALRE with cash to satisfy its collateral obligations under certain reinsurance contracts. ALRE repaid to Viva the entire balance owed by ALRE under that agreement, which equaled approximately $147 million, and Viva returned to ALRE a deposit of approximately $42 million. Viva applied the amounts received from ALRE to repay its obligations under its credit facility administered by Bank of America, N.A., and the facility was terminated. An affiliate of XL Capital had previously guaranteed certain obligations of Viva in respect of its borrowing under that facility.

     As a result of this transaction, ALRE was able to reduce its year-end collateral requirements by approximately $174 million. In its ongoing efforts to fully satisfy its year-end collateral requirements, ALRE is endeavoring to negotiate the recapture, retrocession or sale of certain additional blocks of life reinsurance. ALRE and XL Life have had discussions regarding XL Life's participation in such transactions. In addition, ALRE continues to negotiate with one of its ceding companies regarding the satisfaction of its year-end collateral requirements, which such ceding company has indicated are approximately $50 million.

     XL Capital owns or has the right to acquire 3,340,380, or approximately 13%, of our Common Shares. In addition, pursuant to a written agreement between us and XL Capital, XL Capital has the right to nominate one person for election to our Board of Directors for so long as XL Capital continues to own at least 500,000 Common Shares. Brian M. O'Hara is the President and Chief Executive Officer of XL Capital and is the formal nominee of XL Capital on our Board of Directors. Michael P. Esposito, Jr., another of our directors, currently serves as the Chairman of the Board of XL Capital. Robert M. Lichten, another of our directors, currently serves as a director of a United States-based subsidiary of XL Capital. In addition to the agreements described above, ALRE and affiliates of XL Capital are also parties to four reinsurance agreements that were entered into in the ordinary course of ALRE's business on normal commercial terms.

     The transaction with XL Life and Viva, including all of the terms thereof and the consideration to be paid by each party in connection therewith, was negotiated at arms-length. A special committee of disinterested directors was formed to review the transaction in its entirety. This committee approved the transaction.

     On January 2, 2003, we issued a press release relating to the foregoing. A copy of the press release and the principal agreements relating to the transaction are attached hereto and incorporated herein by reference. The description of those agreements contained herein and in the press release does not purport to be complete and is qualified in its entirety by reference to the provisions of those agreements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Not applicable.

(b)  Pro Forma Financial Information

     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2002 gives effect to the transaction with XL Life and Viva as if it had occurred on September 30, 2002, and assuming there is no post-closing adjustment as described above.

     The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2002 and the year ended December 31, 2001 assume that the block of business transferred to XL Life that is not covered by the 50% quote share reinsurance policy was never written by ALRE and that the other four blocks of business that are covered by the 50% quote share reinsurance policy were originally written by ALRE on that basis. In addition, the pro forma statements of operations assume ALRE never entered into the collateral funding facility with Viva. Consequently, non-recurring charges and expenses of approximately $26 million associated with the transaction are not included in the pro forma statements of operations, which charges and expenses are comprised of approximately $3 million in expenses associated with completing the transaction and approximately $23 million in net non-cash charges associated with the write down of deferred acquisition costs associated with the contracts transferred to XL Life and prepaid expenses associated with ALRE's collateral funding facility. The historical information presented in the statements of operations has not been audited by KPMG, our independent auditors. The Company is in the process of restating its financial statements for the year ended December 31, 2001, and the historical financial information presented for such period and the pro forma financial information derived therefrom may change as a result of the completion of that process. In such event, the Company will amend this Current Report on Form 8-K. See Note 2 to the Unaudited Consolidated Financial Statements included in our Quarterly Report on Form 10-Q for the period ended September 30, 2002 for a discussion of the pending restatement of our financial statements.

                      Annuity and Life Re (Holdings), Ltd.
           Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
                               September 30, 2002
                                (in U.S. Dollars)


                                                                                         Pro Forma
                                                               Historical               Adjustments               Pro Forma
                                                               ----------               -----------               ---------
ASSETS

Cash and cash equivalents............................      $     120,052,568       $                        $      120,052,568
Fixed maturity investments at fair value.............            355,160,595          (156,378,372) (A)            198,782,223
Funds withheld at interest...........................          1,415,120,437            25,300,000  (B)          1,440,420,437
Accrued investment income............................              4,063,797                                         4,063,797
Receivable for investments sold......................             10,814,271                                        10,814,271
Receivable for reinsurance ceded.....................             94,310,286                                        94,310,286
Deposits and other reinsurance receivables...........             81,851,829           (42,400,000) (C)             39,451,829
Deferred policy acquisition costs....................            228,089,222           (38,700,000) (D)            189,389,222
Other assets.........................................             11,195,455            (2,379,167) (E)              8,816,288
                                                           -----------------       ---------------          ------------------
   Total Assets......................................      $   2,320,658,460       $  (214,557,539)         $    2,106,100,921
                                                           =================       ===============          ==================
LIABILITIES

Reserves for future policy benefits..................      $     280,915,909       $   (41,100,000) (F)     $      239,815,909
Interest sensitive contracts liability...............          1,464,667,709                                     1,464,667,709
Other deposit liabilities............................            147,000,000          (147,000,000) (G)                     --
Other reinsurance liabilities........................             22,901,107                                        22,901,107
Payable for investments purchased....................             10,194,428                                        10,194,428
Accounts payable and accrued expenses................             15,737,008                                        15,737,008
                                                           -----------------       ---------------          ------------------
   Total Liabilities.................................      $   1,941,416,161       $  (188,100,000)         $    1,753,316,161
                                                           -----------------       ---------------          ------------------
STOCKHOLDERS' EQUITY

Preferred shares (par value $1.00; 50,000,000 shares
   authorized; no shares outstanding)................      $              --       $                        $               --
Common shares (par value $1.00; 100,000,000 shares
   authorized, 26,106,328 shares outstanding at
   September 30, 2002)...............................             26,106,328                                        26,106,328
Additional paid-in capital...........................            335,334,932                                       335,334,932
Notes receivable from stock sales....................             (1,603,076)                                       (1,603,076)
Restricted stock (367,625 shares at September 30,
   2002)                                                          (2,747,526)                                       (2,747,526)
Accumulated other comprehensive income...............             16,091,693                                        16,091,693
Retained earnings....................................              6,059,948           (26,457,539)(H)             (20,397,591)
                                                           -----------------       ---------------          ------------------
   Total Stockholders' Equity........................      $     379,242,299       $   (26,457,539)         $      352,784,760
                                                           -----------------       ---------------          ------------------
   Total Liabilities and Stockholders' Equity........      $   2,320,658,460       $  (214,557,539)         $    2,106,100,921
                                                           =================       ===============          ==================

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                      Annuity and Life Re (Holdings), Ltd.
      Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
                      Nine Months Ended September 30, 2002
                                (in U.S. Dollars)


                                                                                          Pro Forma
                                                                 Historical              Adjustments                 Pro Forma
                                                                 ----------              -----------                 ---------
REVENUES

Net premiums.........................................       $     255,007,035       $    (44,761,467) (I)      $     210,245,568
Investment income, net of related expenses...........              82,083,855             (5,642,601) (J)             76,441,254
Net realized investment gains........................              10,813,315             (3,532,075) (K)              7,281,240
Net change in fair value of embedded derivatives.....             (18,254,530)                                       (18,254,530)
Surrender fees and other revenues....................              13,606,694                                         13,606,694
                                                            -----------------       ----------------           -----------------
Total Revenues.......................................             343,256,369            (53,936,143)                289,320,226
                                                            -----------------       ----------------           -----------------

BENEFITS AND EXPENSES

Claim and policy benefits............................       $     224,640,576       $    (32,125,184) (L)      $     192,515,392
Interest credited to interest sensitive products.....              57,215,862                                         57,215,862
Policy acquisition costs and other insurance
   expenses..........................................              73,700,329             (8,404,840) (M)             65,295,489
Collateral costs.....................................               6,080,321             (6,080,321) (N)                     --
Operating expenses...................................              10,626,666                                         10,626,666
                                                            -----------------       ----------------           -----------------

Total Benefits and Expenses..........................             372,263,754            (46,610,345)                325,653,409
                                                            -----------------       ----------------           -----------------
     Net (Loss)......................................       $     (29,007,385)      $     (7,325,798)          $     (36,333,183)
                                                            =================       ================           =================

NET (LOSS) PER COMMON SHARE

     Basic...........................................       $           (1.13)      $          (0.28)          $           (1.41)
     Diluted.........................................       $           (1.13)      $          (0.28)          $           (1.41)


 See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                      Annuity and Life Re (Holdings), Ltd.
      Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
                          Year Ended December 31, 2001
                                (in U.S. Dollars)


                                                                Historical                Pro Forma
                                                               (as restated)             Adjustments               Pro Forma
                                                               -------------             -----------               ---------
REVENUES

Net premiums.........................................       $     251,793,237       $    (34,864,748) (I)      $     216,928,489
Investment income, net of related expenses...........              91,128,696               (570,833) (J)             90,557,863
Net realized investment gains........................               1,230,038                                          1,230,038
Net change in fair value of embedded derivatives.....               5,029,027                                          5,029,027
Surrender fees and other revenues....................              18,519,701                                         18,519,701
                                                            -----------------       ----------------           -----------------
Total Revenues.......................................       $     367,700,699       $    (35,435,581)          $     332,265,118
                                                            -----------------       ----------------           -----------------
BENEFITS AND EXPENSES

Claim and policy benefits............................       $     216,025,010       $    (28,336,944) (L)      $     187,688,066
Interest credited to interest sensitive products.....              49,258,418                                         49,258,418
Policy acquisition costs and other insurance
   expenses..........................................             127,780,549             (6,192,931) (O)            121,587,618
Operating expenses...................................              11,552,418                                         11,552,418
                                                            -----------------       ----------------           -----------------
Total Benefits and Expenses..........................       $     404,616,395       $    (34,529,875)          $     370,086,520
                                                            -----------------       ----------------           -----------------
Net (loss) before cumulative effect of a change
   in accounting principle...........................       $     (36,915,696)      $       (905,706)          $     (37,821,402)

Cumulative effect of a change in accounting
   principle.........................................              (3,665,735)                                        (3,665,735)
                                                            -----------------       ----------------           -----------------
     Net (Loss)......................................       $     (40,581,431)      $       (905,706)          $     (41,487,137)
                                                            =================       ================           =================

NET (LOSS) PER COMMON SHARE BEFORE CUMULATIVE
   EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE

     Basic...........................................       $           (1.45)      $          (0.04)          $           (1.48)
     Diluted.........................................       $           (1.45)      $          (0.04)          $           (1.48)

CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING
   PRINCIPLE PER COMMON SHARE

     Basic...........................................       $           (0.14)      $                          $           (0.14)
     Diluted.........................................       $           (0.14)      $                          $           (0.14)

NET (LOSS) PER COMMON SHARE

     Basic...........................................       $           (1.59)      $          (0.04)          $           (1.62)
     Diluted.........................................       $           (1.59)      $          (0.04)          $           (1.62)



 See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                      Annuity and Life Re (Holdings), Ltd.
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(A) To reflect the liquidation of securities used to pay off ALRE's deposit liability under its collateral funding facility, the cash payment to XL Life for the reserve liabilities associated with the five blocks of life reinsurance novated to XL Life, the ceding commission paid by ALRE to XL Life for the 50% quota share reinsurance policy and the closing costs associated with the transaction, net of the return of ALRE's deposit held by Viva and the consideration paid to ALRE by XL Life for the novated blocks of life reinsurance.

(B) To record the invested assets on deposit with XL Life under the 50% quota share reinsurance policy.

(C)   To record the return of ALRE's deposit held by Viva.

(D) To record the gross write down of deferred acquisition costs associated with the five blocks of life reinsurance novated to XL Life, net of the 50% quota share assumed from XL Life on four of those blocks. After giving effect to the net cash amount of $18 million transferred to ALRE by XL Life in connection with the transaction, the net impact of this write down is to reduce net income by $20.7 million.

(E) To record the write off of prepaid expenses associated with ALRE's collateral funding facility.

(F) To remove life reinsurance reserves associated with the five blocks of life reinsurance novated to XL Life, net of the 50% quota share assumed from XL Life on four of those blocks.

(G) To record the pay off of ALRE's deposit liability under its collateral funding facility.

(H) To reflect the impact on net income of the transaction with XL Life and Viva.

(I) To remove premiums associated with the five blocks of life reinsurance novated to XL Life, net of the 50% quota share assumed from XL Life on four of those blocks.

(J) To remove net investment income on the invested assets purchased with the cash deposits received from ALRE's collateral funding facility.

(K) To remove net realized capital gains on the disposition of invested assets purchased with the cash deposits received from ALRE's collateral funding facility.

(L) To remove benefits associated with the five blocks of life reinsurance novated to XL Life, net of the 50% quota share assumed from XL Life on four of those blocks.

(M) To remove policy acquisition and other insurance expenses associated with the five blocks of life reinsurance novated to XL Life, net of the 50% quota share assumed from XL Life on four of those blocks.

(N)   To remove the cost of ALRE's collateral funding facility.

(O) To remove policy acquisition and other insurance expenses associated with the five blocks of life reinsurance novated to XL Life, net of the 50% quota share assumed from XL Life on four of those blocks, and the cost of ALRE's collateral funding facility.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
(cont.)

(c)  Exhibits

      2.1 Master Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., Viva Reassurance, Ltd. and XL Life Ltd*

      2.2 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and Continental Assurance Company*

      2.3 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and Valley Forge Life Insurance Company*

      2.4 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and Zurich Life Insurance Company of America*

      2.5 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and Fidelity Life Association*

      2.6 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and Federal Kemper Life Assurance Company*

      2.7 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and Protective Life Insurance Company*

      2.8 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and Phoenix Life and Annuity Company*

      2.9 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and Phoenix Life Insurance Company*

      2.10 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and Empire General Life Assurance Corporation*

      2.11 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and PHL Variable Insurance Company*

      2.12 Retrocessional Reinsurance Agreement dated as of December 31, 2002 by and between Annuity and Life Reassurance, Ltd. and XL Life Ltd

      2.13 Reinsurance Termination Agreement dated as of December 31, 2002 by and between Annuity and Life Reassurance, Ltd. and Viva Reassurance, Ltd.

      99.1  Press Release dated January 2, 2003

* Schedules and exhibits to this agreement have been omitted. We agree to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ANNUITY AND LIFE RE (HOLDINGS), LTD.


January 15, 2003                  By:  /s/ John F. Burke
                                       ---------------------------------------
                                       John F. Burke
                                       Chief Financial Officer

                                  EXHIBIT INDEX

2.1 Master Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., Viva Reassurance, Ltd. and XL Life Ltd*

2.2 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and Continental Assurance Company*

2.3 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and Valley Forge Life Insurance Company*

2.4 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and Zurich Life Insurance Company of America*

2.5 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and Fidelity Life Association*

2.6 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and Federal Kemper Life Assurance Company*

2.7 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and Protective Life Insurance Company*

2.8 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and Phoenix Life and Annuity Company*

2.9 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and Phoenix Life Insurance Company*

2.10 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and Empire General Life Assurance Corporation*

2.11 Novation Agreement dated as of December 31, 2002 by and among Annuity and Life Reassurance, Ltd., XL Life Ltd and PHL Variable Insurance Company*

2.12 Retrocessional Reinsurance Agreement dated as of December 31, 2002 by and between Annuity and Life Reassurance, Ltd. and XL Life Ltd

2.13 Reinsurance Termination Agreement dated as of December 31, 2002 by and between Annuity and Life Reassurance, Ltd. and Viva Reassurance, Ltd.

99.1  Press Release dated January 2, 2003


* Schedules and exhibits to this Agreement have been omitted. We agree to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.